THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR ON OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

                                   ARIBA, INC.

                                     CLASS A

                          COMMON STOCK PURCHASE WARRANT

                                                       Mountain View, California
                                                                 January 1, 2000

         ARIBA, INC., a Delaware corporation (the "Company"), for value received, hereby certifies that EDS CoNext, Inc. ("EDS CoNext"), or its
registered assigns, is entitled to purchase from the Company    [*]    duly
authorized, validly issued, fully paid and nonassessable shares (the "Shares") of Common Stock of the Company, par value $.002 per share (the
"Common Stock"), at the purchase price per share of    [*]    (the "Initial
Warrant Price"), all subject to the terms, conditions and adjustments set forth below in this Warrant.

         This Warrant is one of the Common Stock Purchase Warrants (the "Warrants," such term to include any warrants issued in substitution therefor) originally issued in connection with the execution and delivery of the Alliance Agreement dated as of December 31, 1999 (as from time to time in effect, the "Alliance Agreement") between the Company and EDS CoNext. Certain capitalized terms used in this Warrant are defined in Section 13 hereof.

1.  VESTING OF WARRANTS.

         1.1 VESTING EVENTS AND AMOUNTS. This Warrant shall vest and become exercisable only upon the occurrence of the following events (each, a "Vesting Event") and only for the following number of shares of Common Stock set forth opposite such event:


                                                                               Shares of
                 Vesting Event                                               Common Stock
                 -------------                                               ------------
                      [*]                                                         [*]
                                                                                  [*]
                                                                                  [*]
                                                                                  [*]
                                                                                  [*]


* Represents confidential information for which Ariba, Incorporated is seeking confidential treatment with the Securities and Exchange Commission.



                      [*]                                                         [*]
                                                                                  [*]
                                                                                  [*]
                                                                                  [*]
                                                                                  [*]
                                                                                  [*]

Notwithstanding the provisions of this Section 1.1, the aggregate number of shares of Common Stock issuable upon exercise of this Warrant shall not exceed the aggregate number of Shares set forth in the introductory paragraph hereof. The number of shares of Common Stock set forth in subsections (a) through (k) above shall be adjusted to the extent and in the same manner as the aggregate number of Shares is adjusted under the provisions of Sections 4 and 5 hereof. For purposes of each of subsections (a), (b) and (c) through
(f) above,     [*]

         1.2 EFFECTIVENESS OF VESTING. This Warrant shall be vested as to the number of shares of Common Stock as set forth in Section 1.1 above on the date that the Vesting Event occurs (the "Vesting Date" with respect to such Vesting Event).

         1.3 NOTICE OF VESTING. Following the occurrence of any Vesting Event, but no sooner than the first day of the next proceeding fiscal quarter of the Company, EDS CoNext shall give the Company written notice of the Vesting Event and the Vesting Date, together with all necessary documentation to establish the foregoing (the "Vesting Notice" with respect to such Vesting Event).

         1.4 NOTICE OF OBJECTION. The Company shall have ten (10) Business Days from the Vesting Notice having been given in accordance with Section 15 (the "Objection Notice Period") to give EDS CoNext written notice that the Company objects to all or a portion of the vesting of this Warrant as set forth in the Vesting Notice (the "Objection Notice"). Any portion of the vesting set forth in the Vesting Notice as to which no objection is made shall be immediately vested. Upon the giving of the Objection Notice with regard to any portion of the vesting as to which an objection is made, the Company and EDS CoNext will use reasonable efforts to resolve any objections. If the Company and EDS CoNext are unable to resolve the dispute, the Company and EDS CoNext will jointly select an accounting firm of national standing to resolve the dispute. If the Company and EDS CoNext are unable to agree on the choice of such an


* Represents confidential information for which Ariba, Incorporated is seeking confidential treatment with the Securities and Exchange Commission.

accounting firm, they will select an accounting firm of national standing by lot which has not provided services to either the Company or EDS CoNext during the preceding twenty-four (24) months (the "Accountant") which shall determine whether the Vesting Event has occurred. The Accountant shall deliver to each of the Company and EDS CoNext its determination within ten
(10) Business Days after being selected, and the determination of the Accountant shall be binding upon the Company and EDS CoNext. The expenses of the Accountant shall be borne equally by the Company and EDS CoNext. Any additional portion of the Warrant that shall vest as a result of the agreement of the Company and EDS CoNext or the determination of the Accountant shall be vested as of the Vesting Date upon such agreement or determination.

         1.5 EXERCISE OF WARRANT FOLLOWING SALE OF THE COMPANY. In the event of the consummation of any transaction which would result in the holders of Common Stock or any shares of common stock received in exchange for the Common Stock receiving cash or non-marketable securities, the Warrant, (i) as to that portion of the Warrant that is then exercisable, shall be exercised prior to the
commencement of such transaction, and (ii)     [*]

2. EXPIRATION OF WARRANT. This Warrant, as to each portion thereof that vests and becomes exercisable pursuant to Section 1, shall expire on the fifth anniversary date of the Vesting Date for such exercisable portion of the Warrant (the "Expiration Date"). The Warrant shall cease to vest upon the termination of the Alliance Agreement.

3. EXERCISE OF WARRANT. This Warrant shall be exercisable only with respect to Shares as to which this Warrant has vested and become exercisable pursuant to the terms of Sections 1 and 3 hereof.

         3.1 MANNER OF EXERCISE. This Warrant may only be exercised by the holder hereof, in accordance with the terms and conditions hereof, in whole or in part with respect to any vested portion of the Warrant, into shares of Common Stock, during normal business hours on any Business Day on or prior to the Expiration Date with respect to such vested portion of the Warrant, by surrender of this Warrant to the Company at its office maintained pursuant to
Section 12.2(a) hereof, accompanied by an exercise notice in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by the holder, and the holder shall thereupon be entitled to receive a number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) equal to:

                           (a)  an amount equal to:

                                    (i) an amount equal to (x) the number of
                           shares of Common Stock (or Other Securities) determined as provided in Sections 4 and 5 hereof


* Represents confidential information for which Ariba, Incorporated is seeking confidential treatment with the Securities and Exchange Commission.

                           which the holder would be entitled to receive upon exercise of this Warrant for the number of shares of Common Stock designated in the exercise notice MULTIPLIED BY (y) the Current Market Price of each share of Common Stock (or Other Securities) so receivable upon exercise

                                    MINUS

                                    (ii) an amount equal to (x) the number of
                           shares of Common Stock (without giving effect to any adjustment thereof) designated in the exercise notice MULTIPLIED BY (y) the Initial Warrant Price

                           DIVIDED BY

                           (b) the Current Market Price of each share of Common
                 Stock (or Other Securities);

         PROVIDED, HOWEVER, that the holder may not exercise this Warrant for
         shares of Common Stock (or Other Securities) until     [*]

         3.2 WHEN EXERCISE EFFECTIVE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 3.1 hereof, and, at such time, the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon exercise as provided in Section 3.3 hereof shall be deemed to have become the holder or holders of record thereof.

         3.3 DELIVERY OF STOCK CERTIFICATES, ETC. As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within fifteen (15) Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or, subject to Section 10 hereof, as the holder (upon payment by the holder of any applicable transfer taxes) may direct:

                           (a) a certificate or certificates (with appropriate
                  restrictive legends, as applicable) for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which the holder shall be entitled upon exercise plus, in lieu of any fractional share to which the holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share on the Business Day immediately prior to the date of exercise; and

                           (b) in case exercise is in part only, a new Warrant
                  of like tenor, dated the date hereof and calling in the aggregate on the face thereof for the number of shares of Common Stock equal (without giving effect to any adjustment thereof) to the number of shares called for on the face of this Warrant minus the number of shares designated by the holder upon exercise as provided in Section 3.1 hereof.


* Represents confidential information for which Ariba, Incorporated is seeking confidential treatment with the Securities and Exchange Commission.

         3.4 COMPANY TO REAFFIRM OBLIGATIONS. The Company will, at the time of each exercise of this Warrant, upon the written request of the holder hereof, acknowledge in writing its continuing obligation to afford to the holder all rights (including without limitation any rights to registration, pursuant to the Registration Agreement referred to in Section 9 hereof, of the shares of Common Stock or Other Securities issued upon exercise) to which the holder shall continue to be entitled after exercise in accordance with the terms of this Warrant; PROVIDED, HOWEVER, that if the holder of this Warrant shall fail to make a request, the failure shall not affect the continuing obligation of the Company to afford the rights to such holder.

4. ADJUSTMENT OF COMMON STOCK ISSUABLE UPON EXERCISE.

         4.1 GENERAL; NUMBER OF SHARES; WARRANT PRICE. The number of shares of Common Stock which the holder of this Warrant shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 4) be issuable upon exercise, as designated by the holder hereof pursuant to Section
3.1 hereof, by the fraction of which (a) the numerator is the Initial Warrant Price and (b) the denominator is the Warrant Price in effect on the date of such exercise. The "Warrant Price" shall initially be the Initial Warrant Price, shall be adjusted and re-adjusted from time to time as provided in this Section 4 and, as so adjusted or re-adjusted, shall remain in effect until a further adjustment or re-adjustment thereof is required by this Section 4.

         4.2 TREATMENT OF STOCK DIVIDENDS, STOCK SPLITS, ETC. In case the Company at any time or from time to time after the date hereof shall declare or pay any dividend on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each case, subject to Section 4.4 hereof, the Warrant Price shall be reduced, concurrently with the dividend or subdivision, to a price determined by multiplying the Warrant Price by a fraction:

                           (a) the numerator of which shall be the number of
                  shares of Common Stock outstanding immediately prior to the dividend or subdivision; and

                           (b) the denominator of which shall be the number of
                  shares of Common Stock outstanding immediately after the dividend or subdivision.

         Additional shares of Common Stock shall be deemed to have been issued and to be outstanding (a) in the case of any dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive the dividend, or (b) in the case of any subdivision, at the close of business on the day immediately prior to the day upon which the corporate action becomes effective. Additional shares of Common Stock deemed to have been issued pursuant to this Section 4.2 shall be deemed to have been issued for no consideration.

         4.3 ADJUSTMENTS FOR COMBINATIONS, ETC. In case the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of


* Represents confidential information for which Ariba, Incorporated is seeking confidential treatment with the Securities and Exchange Commission.

shares of Common Stock, the Warrant Price in effect immediately prior to the combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased. Adjustment under this Section 4.3 shall become effective at the close of business on the day immediately prior to the day upon which the corporate action becomes effective.

         4.4 MINIMUM ADJUSTMENT OF WARRANT PRICE. If the amount of any adjustment of the Warrant Price required pursuant to this Section 4 would be less than one-tenth (1/10) of one percent (1%) of the Warrant Price in effect at the time of the adjustment is otherwise so required to be made, the amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with the amount and any other amount or amounts so carried forward, shall aggregate at least one tenth (1/10) of one percent (1%) of the Warrant Price.

5. ADJUSTMENTS FOR CONSOLIDATION, MERGER, SALE OF ASSETS, REORGANIZATION, ETC. In case the Company after the date hereof (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation following the consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with the consolidation or merger, the Common Stock or Other Securities shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) shall transfer all or substantially all of its properties or assets to any other Person, or (d) shall effect a capital reorganization or reclassification of the Common Stock or Other Securities then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the holder of this Warrant, upon the exercise hereof at any time after the consummation of the transaction, shall be entitled to receive (at the aggregate Warrant Price in effect at the time of such consummation for all Common Stock or Other Securities issuable upon exercise immediately prior to the consummation), in lieu of the Common Stock or Other Securities issuable upon exercise prior to the consummation, the greatest amount of securities, cash or other property to which the holder would actually have been entitled as a stockholder upon such consummation if the holder had exercised the rights represented by this Warrant (to the extent then exercisable pursuant to Section 1) immediately prior thereto, subject to adjustments (subsequent to the consummation) as nearly equivalent as possible to the adjustments provided for in Sections 4 and 5 hereof.

6. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all of the terms and in the taking of all actions necessary or appropriate in order to protect the rights of the holder of this Warrant. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon exercise, (b) will take all actions necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrant and


* Represents confidential information for which Ariba, Incorporated is seeking confidential treatment with the Securities and Exchange Commission.

(c) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of the Warrant would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Company's certificate of incorporation and available for the purpose of issuance upon exercise.

7. CHIEF FINANCIAL OFFICER'S REPORT AS TO ADJUSTMENTS. In the case of any adjustment or re-adjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of this Warrant, the Company at its expense will promptly compute the adjustment or re-adjustment in accordance with the terms of this Warrant and, if requested by the holder, cause its Chief Financial Officer to certify the computation (other than any computation of the fair value of property as determined in good faith by the Board of Directors of the Company) and prepare a report setting forth the adjustment or re-adjustment and showing in reasonable detail the method of calculation thereof and the facts upon which the adjustment or re-adjustment is based, including a statement of (a) the number of shares of Common Stock outstanding or deemed to be outstanding and (b) the Warrant Price in effect immediately prior to the deemed issuance or sale and as adjusted and re-adjusted (if required by Section 4 hereof) on account thereof. The Company will forthwith mail a copy of each report to each holder of a Warrant and will, upon the written request at any time of any holder of a Warrant, furnish to the holder a like report setting forth the Warrant Price at the time in effect and showing in reasonable detail how it was calculated. The Company will also keep copies of all reports at its office maintained pursuant to Section 12.2(a) hereof and will cause them to be available for inspection at the office during normal business hours upon reasonable notice by any holder of a Warrant or any prospective purchaser of a Warrant designated by the holder thereof.

8. REPRESENTATION AS TO NUMBER OF OUTSTANDING SHARES. The Company represents and warrants to EDS CoNext that, as of December 7, 1999, there were issued and outstanding 108,847,771 shares of Common Stock (after giving effect to the stock dividend paid on December 17, 1999), including the number of shares of Common Stock issuable upon the exercise of all outstanding options and warrants, calculated using the treasury stock method. Other than the stock dividend paid on December 17, 1999, from December 7, 1999 until the date hereof, no event has occurred which would have resulted in any adjustment pursuant to Sections 4 or 5 hereof.

9. REGISTRATION OF COMMON STOCK. The shares of Common Stock (and Other Securities) issuable upon exercise of this Warrant shall constitute Registrable Securities (as such term is defined in the Registration Agreement). The original holder of this Warrant, and any valid transferees thereof pursuant to the Registration Agreement, shall be entitled to all of the benefits afforded to a holder of any Registrable Securities under the Registration Agreement and such holder, by its acceptance of this Warrant, agrees to be bound by and to comply with the terms and conditions of the Registration Agreement applicable to the holder as a holder of Registrable Securities. At any time when the Common Stock is listed on any national securities exchange, the Company will, at its expense, obtain promptly and maintain the approval for listing on each exchange, upon official notice of issuance, any shares of Common Stock issued upon exercise of the then outstanding Warrants and maintain the listing of the shares after their


* Represents confidential information for which Ariba, Incorporated is seeking confidential treatment with the Securities and Exchange Commission.

issuance; and the Company will also list on such national securities exchange, will register under the Exchange Act and will maintain the listing of any Other Securities that at any time are issued upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on a national securities exchange by the Company.

10.  RESTRICTIONS ON TRANSFER.

         10.1 RESTRICTIVE LEGENDS. This Warrant and each Warrant issued upon transfer or in substitution for this Warrant pursuant to Section 12, each certificate for Common Stock (or Other Securities) issued upon the exercise of any Warrant and each certificate issued upon the transfer of any such Common Stock (or Other Securities) shall be transferable only upon satisfaction of the conditions specified in this Section 10 and Section 12.4. Each of the foregoing securities shall be stamped or otherwise imprinted with a legend reflecting the restrictions on transfer set forth in Sections 10 and 12.4 hereof and any restrictions required under the Securities Act.

         10.2 NOTICE OF PROPOSED TRANSFER, OPINION OF COUNSEL. Prior to any transfer of any Restricted Securities which are not registered under an effective registration statement under the Securities Act, the holder thereof will give written notice to the Company of the holder's intention to effect a transfer and to comply in all other respects with this Section 10.2. Each notice
(a) shall describe the manner and circumstances of the proposed transfer, and
(b) shall designate counsel for the holder giving the notice (who may be in-house counsel for the holder). The holder giving notice will submit a copy thereof to the counsel designated in the notice. The following provisions shall then apply:

                                    (i) If in the opinion of counsel for the
                           holder reasonably satisfactory to the Company the proposed transfer may be effected without registration of Restricted Securities under the Securities Act (which opinion shall state the basis of the legal conclusions reached therein), the holder shall thereupon be entitled to transfer the Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate representing the Restricted Securities issued upon or in connection with any transfer shall bear the restrictive legends required by Section 10.1 hereof.

                                    (ii) If the opinion called for in (i) above
                           is not delivered, the holder shall not be entitled to transfer the Restricted Securities until either (x) receipt by the Company of a further notice from such holder pursuant to the foregoing provisions of this
                           Section 10.2 and fulfillment of the provisions of clause (i) above or (y) such Restricted Securities have been effectively registered under the Securities Act.

         Notwithstanding any other provision of this Section 10, no opinion of counsel shall be necessary for a transfer of Restricted Securities by the holder thereof to an Affiliate of a holder, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if the transferee were the original Purchaser hereof and such transfer is permitted under applicable securities laws.


* Represents confidential information for which Ariba, Incorporated is seeking confidential treatment with the Securities and Exchange Commission.

         10.3 TERMINATION OF RESTRICTIONS. The restrictions imposed by this
Section 10 upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities (a) which Restricted Securities shall have been effectively registered under the Securities Act, or
(b) when, in the opinions of both counsel for the holder thereof and counsel for the Company, such restrictions are no longer required in order to insure compliance with the Securities Act or Section 12 hereof. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any), new securities of like tenor not bearing the applicable legends required by Section 10.1 hereof.

11. RESERVATION OF STOCK, ETC. The Company will at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrant, the number of shares of Common Stock of each class (or Other Securities) from time to time issuable upon exercise of the Warrant at the time outstanding. All shares of Common Stock (or Other Securities) issuable upon exercise of the Warrant shall be duly authorized and, when issued upon exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable.

12.  OWNERSHIP, TRANSFER AND SUBSTITUTION OF WARRANT.

         12.1 OWNERSHIP OF WARRANT. The Company may treat the person in whose name this Warrant is registered on the register kept at the office of the Company maintained pursuant to Section 12.2(a) hereof as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to
Section 10 hereof, this Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

         12.2  OFFICE; TRANSFER AND EXCHANGE OF WARRANT.

                           (a) The Company will maintain an office (which may be
                  an agency maintained at a bank) in Mountain View, California where notices, presentations and demands in respect of this Warrant may be made upon it. The office shall be maintained at 1565 Charleston Road, Mountain View, California 94043 until the Company notifies the holders of the Warrant of any change of location of the office.

                           (b) The Company shall cause to be kept at its office
                  maintained pursuant to Section 12.2(a) hereof a register for the registration and transfer of the Warrant. The names and addresses of holders of the Warrant, the transfers thereof and the names and addresses of transferees of the Warrant shall be registered in such register. The Person in whose name any Warrant shall be so registered shall be deemed and treated as the owner and holder thereof for all purposes of this Warrant, and the Company shall not be affected by any notice or knowledge to the contrary.


* Represents confidential information for which Ariba, Incorporated is seeking confidential treatment with the Securities and Exchange Commission.

                           (c) Upon the surrender of this Warrant, properly
                  endorsed, for registration of transfer or for exchange at the office of the Company maintained pursuant to Section 12.2(a) hereof, the Company at its expense will (subject to compliance with Section 10 hereof, if applicable) execute and deliver to or upon the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face thereof for the number of shares of Common Stock called for on the face of the Warrant so surrendered.

         12.3 REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction of the Warrant, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any mutilation, upon surrender of the Warrant for cancellation at the office of the Company maintained pursuant to Section 12.2(a) hereof, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

         12.4 RESTRICTIONS ON TRANSFER. In addition to the restrictions on transfer set forth in Section 10 hereof, neither the Warrant nor any portion of the Warrant may be transferred without the consent of the Company unless the Warrant has vested and become exercisable in accordance with Section 1 hereof as to that portion of the Warrant that is to be transferred.

13. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         ACCOUNTANT:  As defined in Section 1.4 hereof.

         ACTUAL SPEND: [*]

         AFFILIATE: Any Person holding more than 50% of the equity of an entity or any majority-owned subsidiary of such entity.

         ALLIANCE AGREEMENT:  As defined in the introduction to this Warrant.

         ARIBA NETWORK: The business-to-business e-commerce network operated by Ariba that enables buyers and suppliers to automate transactions on the Internet.

         BUSINESS DAY: Any day other than a Saturday or a Sunday or a day on which commercial banking institutions in New York, New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.


* Represents confidential information for which Ariba, Incorporated is seeking confidential treatment with the Securities and Exchange Commission.

         COMMISSION: The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         COMMON STOCK: As defined in the introduction to this Warrant and including any stock into which the Common Stock shall have been changed or any stock resulting from any reclassification of the Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all, or to a share of the balance of, current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

         COMPANY: As defined in the introduction to this Warrant and including any corporation which shall succeed to or assume the obligations of the Company hereunder in compliance with Section 5 hereof.

         CONSORTIUM: A group of entities organized by EDS CoNext that desire to pool their purchasing for certain products and services, whether existing on the date hereof or subsequently organized.

         CURRENT MARKET PRICE: On any date specified herein, the average daily Market Price during the period of the most recent ten (10) days, ending on and including such date, on which the national securities exchanges or the national market system of the NASD were open for trading, except that if no class of the Common Stock is then listed or admitted to trading on a national securities exchange or the national market system of the NASD, the Current Market Price shall be the Market Price on such date.

         EDS CONEXT:  EDS Conext, Inc., its subsidiaries and assigns.

         EDS CONEXT CONSORTIUM MEMBER: An entity that [*]

         EXCHANGE ACT: The Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         EXPIRATION DATE:  As defined in Section 2 of this Warrant.

         INITIAL WARRANT PRICE:  As defined in the introduction to this Warrant.

         LARGE PARTICIPANT: A Participant with annual revenues, including revenues of the consolidated entities for which it is performing purchasing (determined in accordance with generally accepted accounting principles for such Participant's most recent fiscal year), between [*] and [*]. Revenues of consolidated entities shall not be included in the annual


* Represents confidential information for which Ariba, Incorporated is seeking confidential treatment with the Securities and Exchange Commission.

revenues of a Participant to the extent that such revenues are included in the annual revenues of any other Participant.

         MARKET PRICE: On any date specified herein, the amount per share of Common Stock equal to (a) the closing price of the Common Stock on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (b) if the Common Stock is not then listed or admitted to trading on a national securities exchange but is designated as a national market system security by the NASD, the last closing price of the Common Stock on such date, or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the closing bid and asked prices of the Common Stock on such date as shown by the NASD automated quotation system, or (d) if the Common Stock is not then listed or admitted to trading on any national exchange or the national market system of the NASD, the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within fifteen (15) days of the date as of which the determination is to be made.

         MEDIUM PARTICIPANT: A Participant with annual revenues, including revenues of the consolidated entities for which it is performing purchasing (determined in accordance with generally accepted accounting principles for such Participant's most recent fiscal year), of less than [*]. Revenues of consolidated entities shall not be included in the annual revenues of a Participant to the extent that such revenues are included in the annual revenues of any other Participant.

         NASD:  The National Association of Securities Dealers, Inc.

         OBJECTION NOTICE:  As defined in Section 1.4 hereof.

         OBJECTION NOTICE PERIOD:  As defined in Section 1.4 hereof.

         OTHER SECURITIES: Any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to
Section 5 hereof or otherwise.

         PARTICIPANT: An entity that meets all of the following requirements
(1) such entity has over [*] of annual revenues, as determined in accordance with generally accepted accounting principles for such entity's most recent fiscal year; (2) such entity has executed, either prior to or subsequent to the date hereof, a Participant Agreement pursuant to which such entity [*](3) such entity [*]


* Represents confidential information for which Ariba, Incorporated is seeking confidential treatment with the Securities and Exchange Commission.

[*] and (4) such entity is [*]

         If within two years after an entity has been classified as a Participant by satisfying the requirements of the preceding paragraph, such entity shall cease to be considered a "Participant" for purposes of subsequent Vesting Events if [*]

         In addition, notwithstanding the previous two paragraphs, an entity that has executed, either prior to or subsequent to the date hereof, a Participant Agreement with EDS CoNext pursuant to which the entity has joined a Consortium shall be deemed a Participant if [*]

                  If there is a reasonable basis to conclude that an entity that initially satisfied the Actual Spend requirements set forth above subsequently ceased to satisfy such requirement for [*] the parties shall in good faith discuss whether such an entity should continue to be considered a Participant despite [*], provided that


* Represents confidential information for which Ariba, Incorporated is seeking confidential treatment with the Securities and Exchange Commission.

[*]
         PARTICIPANT AGREEMENT: An agreement whereby an entity agrees to participate in a Consortium.

         PERSON: A corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

         REGISTRATION AGREEMENT: The Registration Rights Agreement dated as of December 31, 1999, between the Company and EDS CoNext, as from time to time in effect.

         RESTRICTED SECURITIES: All of the following: (a) the Warrant and (b) any shares of Common Stock (or Other Securities) which have been issued upon the exercise of the Warrant and which are evidenced by a certificate or certificates bearing the applicable legend or legends referred to in Section 10.1.

         SECURITIES ACT: The Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         VERY LARGE PARTICIPANT: A Participant with annual revenues, including revenues for the consolidated entities for which it is performing purchasing (as determined in accordance with generally accepted accounting principles for such Participant's most recent fiscal year) in excess of [*] Revenues of consolidated entities shall not be included in the annual revenues of a Participant to the extent that such revenues are included in the annual revenues of any other Participant.

         VESTING DATE:  As defined in Section 1.2 hereof.

         VESTING EVENT:  As defined in Section 1.1 hereof.

         VESTING NOTICE:  As defined in Section 1.3 hereof.

         WARRANT PRICE:  As defined in Section 4.1 hereof.

         WARRANTS:  As defined in the introduction to this Warrant.

14. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company or as imposing any obligation on the holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

15. NOTICES. Any notice or other communication in connection with this Warrant shall be deemed to be given if in writing (or in the form of a facsimile) addressed as hereinafter provided


* Represents confidential information for which Ariba, Incorporated is seeking confidential treatment with the Securities and Exchange Commission.

and actually delivered at said address: (a) if to any holder of any Warrant, at the registered address of such holder as set forth in the register kept at the office of the Company maintained pursuant to Section 12.2(a) hereof, or
(b) if to the Company, to the attention of its Chief Financial Officer at its office maintained pursuant to Section 12.2(a) hereof; PROVIDED, HOWEVER, that the exercise of any Warrant shall be effective in the manner provided in
Section 3 hereof.

16. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Delaware. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

                          *      *      *      *     *
                            (Signature page follows)


* Represents confidential information for which Ariba, Incorporated is seeking confidential treatment with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, the Company has caused this Class A Common Stock Purchase Warrant to be duly executed as of the date first above written

                                                ARIBA, INC.


                                                By: /s/ Edward P. Kinsey
                                                   -----------------------------

                                                Title: EVP, CFO
                                                      --------------------------


* Represents confidential information for which Ariba, Incorporated is seeking confidential treatment with the Securities and Exchange Commission.

                             FORM OF EXERCISE NOTICE

                [To be executed only upon conversion of Warrant]


To [ISSUER]

         The undersigned registered holder of the within Warrant hereby irrevocably converts the Warrant pursuant to Section 3.1 of the Warrant with respect to __________(1) shares of the Common Stock which the holder would be entitled to receive upon the cash exercise hereof, and requests that the certificates for the shares be issued in the name of, and delivered to, whose address is


Dated:                                  ________________________________________
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of Warrant)

                                        ________________________________________
                                        (Street Address)

                                        ________________________________________
                                        (City)        (State)      (Zip Code)









_______________________
(1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment of shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unconverted portion of the Warrant, to the holder surrendering the Warrant.


* Represents confidential information for which Ariba, Incorporated is seeking confidential treatment with the Securities and Exchange Commission.

                               FORM OF ASSIGNMENT

                 [To be executed only upon transfer of Warrant]


         For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto __________ the right represented by the Warrant to purchase __________(1) shares of Common Stock of [ISSUER] to which the Warrant relates, and appoints __________ Attorney to make such transfer on the books of [ISSUER] maintained for the purpose, with full power of substitution in the premises.


Dated:                                  ________________________________________
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of Warrant)

                                        ________________________________________
                                        (Street Address)

                                        ________________________________________
                                        (City)        (State)      (Zip Code)
Signed in the presence of:



                                        ________________________________________
                                        (Signature of Transferee)

                                        ________________________________________
                                        (Street Address)

                                        ________________________________________
                                        (City)        (State)      (Zip Code)
Signed in the presence of:





_______________________
(1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment of shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.


* Represents confidential information for which Ariba, Incorporated is seeking confidential treatment with the Securities and Exchange Commission.